UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of report:                     August 28, 1998.
Date of earliest event reported:    August 20, 1998.


                         FLUSHING FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    000-24272
                            (Commission File Number)

               DELAWARE                                  11-3209278
    (State or other jurisdiction of             (I.R.S. Employer Identification
            incorporation)                                 Number)


       144-51 NORTHERN BOULEVARD
           FLUSHING, NEW YORK                           11354
 (Address of principal executive offices)            (Zip code)

                                 (718) 961-5400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name of former address, if changed since last report)



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Item 5.    OTHER EVENTS

         See press release attached as Exhibit 1 regarding three for two stock split in the form of a 50% stock dividend, payable on September 30, 1998. Shareholders will receive one additional share for every two shares of the Corporation's common stock held at the record date, September 10, 1998.
Cash will be paid in lieu of fractional shares.


Item 7.     EXHIBITS

1. Press release of Flushing Financial Corporation, dated August 20, 1998.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:    August 28, 1998
          ---------------

                                 FLUSHING FINANCIAL CORPORATION

                                 By:      /s/ James F. McConnell
                                          ----------------------
                                 Name:    James F. McConnell
                                 Title:   President and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit                                                              Page

1.       Press release of Flushing Financial Corporation,
         dated August 20, 1998                                        6


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